                                                               Exhibit No. 17(a)


                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, James F. Perna, the undersigned Director of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ James F. Perna
------------------------------------
James F. Perna
Director

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, Francis Lucier, the undersigned Director of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ Francis Lucier
------------------------------------
Francis Lucier
Director

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, Anthony C. Williams, the undersigned Director of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ Anthony C. Williams
---------------------------
Anthony C. Williams
Director

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, David Metz, the undersigned Director of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ David Metz
------------------------------------
David Metz
Director

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, Peter R. Morris, the undersigned Director of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ Peter R. Morris
------------------------------------
Peter R. Morris
Director and President

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, Anthony Marinello, the undersigned Director of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Director of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ Anthony Marinello
------------------------------------
Anthony Marinello
Director and Vice President

                              HOMESTEAD FUNDS, INC.
                              4301 Wilson Boulevard
                               Arlington, VA 22203

                                POWER OF ATTORNEY

         I, Sheri Cooper, the undersigned Treasurer of Homestead Funds, Inc. (the "Corporation"), a Maryland corporation, hereby constitute and appoint Denise Trujillo, Esq. of Arlington, Virginia, my true and lawful agent and attorney-in-fact with full power and authority to sign for me, in my name and in my capacity as Treasurer of the Corporation, the Corporation's registration statements under the Securities Act of 1933 and Investment Company Act of 1940 and any and all amendments and supplements thereto, with all exhibits, instruments, and applications necessary or appropriate in connection therewith, and to file these documents with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm my signature as it may be signed by said agent and attorney-in-fact as herein authorized.

Dated:  April 7, 2003



/s/ Sheri Cooper
---------------------------
Sheri Cooper
Treasurer